                                                                    EXHIBIT 10.3

                                  SAND WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES TO BE ISSUED UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE HEREOF ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.


               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

    No. 2000 W-S-1                                        750,000 Shares

        FOR VALUE RECEIVED, SUNRISE TECHNOLOGIES INTERNATIONAL, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company," which term includes any successor), with its principal office at 3400 West Warren Avenue, Fremont, California 94538, hereby certifies that Dr. Bruce Sand, M.D. (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time after the Warrant Shares, as defined herein, are registered with the Securities and Exchange Commission (the "SEC"), but before 5:00 p.m. (Eastern Standard Time) on June 16, 2005 (the "Expiration Date"), the number of fully paid and nonassessable shares of Common Stock of the Company set forth above, subject to adjustment as hereinafter provided.

        The Holder may purchase such number of shares of Common Stock at a purchase price per share (as appropriately adjusted pursuant to Section 6 hereof) of $.01 (the "Exercise Price"). The term "Common Stock" shall mean the aforementioned Common Stock of the Company, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.

        The number of shares of Common Stock to be received upon the exercise or exchange of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise or exchange, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."

        Section 1. Exercise of and Payment for Warrant. Subject to Sections 3, 9, 10 and 11 (and in no event later than the Expiration Date), this Warrant may be exercised, in whole or in part on any business day on or before the Expiration Date by presentation and surrender hereof to the secretary of the Company at its principal office at the address set forth in the initial paragraph hereof (or at such other address as the Company may hereafter notify the Holder in writing) with the Purchase Form attached hereto as Exhibit A duly executed and accompanied by proper payment of the Exercise Price in one or more of the following methods, at the election of the Board of the Company:

               (a) cash;

               (b) check; or

               (c) surrender of other shares of Common Stock of the Company which: (A) either have been owned by the Holder for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company; and (B) have a Current Market Price on the date of surrender equal to the Exercise Price of the Warrant Shares as to which the Warrant is being exercised.

        If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the secretary of the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares. Notwithstanding the above, no Warrant Shares will be issued unless such issuance shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Common Stock may then be listed.

        Section 2. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise or exchange of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise or exchange of this Warrant. All such shares shall be duly authorized and, when issued upon the exercise or exchange of the Warrant in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than as provided in the Company's certificate of incorporation and any restrictions on sale set forth herein or pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

        Section 3. Fractional Interest. The Company will not issue a fractional share of Common Stock upon exercise or exchange of this Warrant. Instead, the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: multiply the Current Market Price of a full share by the fraction of a share and round the result to the nearest cent.

        Section 4. Assignment or Loss of Warrant.

               (a) This Warrant may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by him. The terms of this Warrant shall be binding upon the executors, administrators, heirs, successors, and assigns of the Holder.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

        Section 5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those set forth in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised or exchanged in accordance with its terms.

        Section 6. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise or exchange of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

               (a) Adjustment for Change in Capital Stock. If at any time after the date hereof, the Company:

                        (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                        (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

                        (3) combines its outstanding shares of Common Stock into a smaller number of shares;

                        (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                        (5) issues by reclassification of its Common Stock any shares of its capital stock;

    then the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder may receive, upon exercise or exchange of this Warrant and payment of the same aggregate consideration, the number of shares of capital stock of the Company which the Holder would have owned immediately following such action if the Holder had exercised or exchanged the Warrant immediately prior to such action.

               The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

               (b) Deferral of Issuance or Payment. In any case in which an event covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer until the occurrence of such event: (i) issuing to the Holder, if this Warrant is exercised after such record date, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; and (ii) paying to the Holder by check any amount in lieu of the issuance of fractional shares pursuant to
    Section 3.

               (c) When No Adjustment Required. No adjustment need be made for a change in the par value or no par value of the Common Stock.

               (d) Current Market Price. The "Current Market Price" per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for the 30 consecutive trading days prior to the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by NASDAQ, or the primary national securities exchange on which the Common Stock is then quoted; provided, however, that if quotes for the Common Stock are not reported by NASDAQ and the Common Stock is neither traded on the NASDAQ National Market, on a national securities exchange, on the NASDAQ Small Cap Market nor on the OTC Electronic Bulletin Board, the price referred to above shall be the price reflected in the over-the-counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function.

               (e) No Adjustment Upon Exercise of Warrants. No adjustments shall be made under any Section herein in connection with the issuance of Warrant Shares upon exercise or exchange of the Warrants.

               (f) Common Stock Defined. Whenever reference is made in Section 6(a) to the issue of shares of Common Stock, the term "Common Stock" shall include any equity securities of any class of the Company hereinafter authorized which shall not be limited to a fixed sum or percentage in respect of the right of the holders thereof to participate in dividends or distributions of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. Subject to the provisions of Section 8 hereof, however, shares issuable upon exercise or exchange hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 8 hereof.

        Section 7. Officers' Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 6, the Company shall forthwith file in the custody of its secretary or an assistant secretary at its principal office an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officers' certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section 4 hereof.

        Section 8. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock or other change contemplated by Section 6(a) hereof and other than a change in the par value of the Common Stock) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise or exchange of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall use its best efforts to cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise or exchange of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

        Section 9. Transfer to Comply with the Securities Act of 1933:
    Registration Rights.

               (a) No sale, transfer, assignment, hypothecation or other disposition of this Warrant or of the Warrant Shares, in whole or in part, shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission and: (i) a Registration Statement under the Act including such shares is currently in effect; or (ii) in the opinion of counsel, which counsel and which opinion shall be reasonably satisfactory to the Company, a current Registration Statement is not required for such disposition of the shares. Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend (unless, in the opinion of counsel, which counsel and which opinion shall be reasonably satisfactory to the Company, such legend is not required):

           "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

        Section 10. Holder's Representations. In the event the Shares purchasable pursuant to the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, at the time this Warrant is exercised, Holder shall, concurrently with the exercise of all or any portion of this Warrant, deliver to the Company his Investment Representation Statement attached hereto as Exhibit B.

        Section 11. Modification and Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by the Company and by the holder hereof.

        Section 12. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

        Section 13. Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

        Section 14. Registration of Warrant Shares. The Company shall attempt to duly register the Warrant Shares with the SEC within 90 days after the execution of this Warrant.

        IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of June 16, 2000.

                                        SUNRISE TECHNOLOGIES INTERNATIONAL, INC.



                                            By: /s/ JOHN N. HENDRICK
                                               --------------------------------
                                                 Name: John N. Hendrick
                                                      -------------------------
                                                 Title: C.O.O.
                                                       ------------------------

                                    EXHIBIT A

                          NOTICE OF EXERCISE OF WARRANT

    Date:
         --------------------------

    To: Sunrise Technologies International, Inc.
        Attn: Secretary
        3400 West Warren Avenue
        Fremont, California  94538

    This is my notice to exercise my Warrant:

    ------------------------------------------------------------------------------------------------
    Grant Date             Number of Shares           Exercise Price          Total     Cost     of
                                                                               Exercised Shares
    ------------------------------------------------------------------------------------------------
                                                 x                        =
    ------------------------------------------------------------------------------------------------
                                                 x                        =
    ------------------------------------------------------------------------------------------------
                                                 x                        =
    ------------------------------------------------------------------------------------------------
                                                 x                        =
    ------------------------------------------------------------------------------------------------
                                                 x                        =
    ------------------------------------------------------------------------------------------------
    *PLEASE ENCLOSE A CASHIER'S CHECK FOR THE TOTAL COST OF SHARES YOU WISH TO
    EXERCISE. YOUR REQUEST WILL NOT BE PROCESSED WITHOUT PAYMENT.

    Please deliver shares to:
                             ----------------------------------------------


                             Acct. No. (if applicable)
                                                      ----------------------

    I understand the exercise of this Warrant and my ownership of the shares is subject to all the terms and provisions of the Warrant and its related agreements.



    Print Name as it appears on share certificate  Signature of Holder

    Address                                        Telephone Number

    City/State/Zip                                 Social Security Number




    Approved:  Sunrise Technologies International, Inc.

    By:                                          Title:
       ------------------------------                  -----------------------

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT


    PURCHASER:
              --------------------------------------------------------

    COMPANY:   SUNRISE TECHNOLOGIES INTERNATIONAL, INC.

    SECURITY:  COMMON STOCK

    AMOUNT:                      SHARES
           ----------------------

         In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

               (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

               (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for any fixed period in the future, including but not limited to, the minimum capital gains period specified under tax statutes, for a deferred sale, or until an increase or decrease in the market price of the Securities, or for a period of one year, or any other fixed period in the future.

               (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

               (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or a non-affiliate who has held the securities less than two years; and (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

               (e) I agree, in connection with a public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting
    (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

               (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.




                                      (Signature of Purchaser)

                                      Date:
                                           ------------------------

                           DRAFTER'S INFORMATION SHEET
                           (for Document Number 14995)


    1.  Number of Warrant Shares:
                                 -----------------------------------
    2.  Name of Warrant Holder:
                               -------------------------------------

    3.  Expiration Date:
                        --------------------------------------------

    4.  Exercise Price:
                       ---------------------------------------------

    5.  Date of Warrant:
                        --------------------------------------------